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                                                                  EXHIBIT 99.2

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Joel San Antonio, hereby certify that, to the best of my knowledge, the Annual Report of Warrantech Corporation on Form 10-K for the year ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities and Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Warrantech Corporation.


Date: June 23, 2003                /s/ Richard Gavino
                                   ---------------------------------------
                                   Richard Gavino
                                   Executive Vice President,
                                   Chief Financial Officer,
                                   Chief Accounting Officer, and Treasurer

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Warrantech Corporation and will be retained by Warrantech Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



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